Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED SEPTEMBER 30, 2018

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations (“FFO”)	11
Funds Available for Distribution (“FAD”)	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”)	13
Net Operating Income (“NOI”)	14 - 16
Same Store Results	17 - 20
Consolidated Joint Ventures and Fund	21 - 23
Unconsolidated Joint Ventures	24 - 26
Unconsolidated Funds Summary	27
Capital Structure	28
Debt Analysis	29
Debt Maturities	30

Selected Property Data
Portfolio Summary	31
Same Store Leased Occupancy	32 - 33
Top Tenants and Industry Diversification	34
Leasing Activity	35 - 36
Lease Expirations	37 - 40
Cash Basis Capital Expenditures	41 - 42

Definitions	43 - 44

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) or the (“Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Leasing
David Zobel	Executive Vice President, Head of Acquisitions

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston / Mike Husseini	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973 / (212) 250-7703	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com /	steve.sakwa@evercoreisi.com
mike.husseini@db.com

Andrew Rosivach	Daniel Ismail	Richard Anderson	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(212) 902-2796	(949) 640-8780	(212) 205-8445	(212) 761-7064
andrew.rosivach@gs.com	dismail@greenst.com	richard.anderson@us.mizuho-sc.com	vikram.malhotra@morganstanley.com

Frank Lee	Blaine Heck
UBS	Wells Fargo
(415) 352-5679	(443) 263-6529
frank-a.lee@ubs.com	blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2018
(Amounts per diluted share)	Low	High
Estimated net income attributable to common stockholders	$0.03	$0.05
Our share of depreciation and amortization	0.86	0.86
Real estate impairment loss	0.17	0.17
Gain on sale of real estate	(0.14)	(0.14)

Estimated FFO	0.92	0.94
Adjustments for non-core items (1)	0.01	0.01

Estimated Core FFO (2)	$0.93	$0.95

Operating Assumptions:
Leasing Activity (square feet)	900,000	1,000,000
PGRE’s share of Same Store Leased % (3) at year end	96.0%	97.0%
Increase in PGRE’s share of Same Store Cash NOI (3)	8.0%	10.0%
Increase in PGRE’s share of Same Store NOI (3)	8.0%	10.0%
Financial Assumptions (at share):
Estimated net income	$7,500	$14,500
Depreciation and amortization	227,000	227,000
General and administrative expenses	58,500	57,500
Interest and debt expense, including amortization deferred financing costs	128,500	127,500
Fee income, net of income taxes	(15,500)	(16,500)
Real estate impairment loss	46,000	46,000
Gain on sale of real estate	(37,000)	(37,000)
Other, net (primarily interest income)	(2,500)	(3,500)

NOI (3)	412,500	415,500
Straight-line rent and above and below-market lease revenue, net	(61,500)	(62,500)

Cash NOI (3)	$351,000	$353,000

(1)

Represents non-core items for the nine months ended September 30, 2018, which are summarized on page 11. We are not making projections for non-core items that may impact our financial results for the remainder of 2018, which may include realized and unrealized gains or losses from unconsolidated real estate funds, transaction related costs, “sting” taxes and other items that are not included in Core FFO.

(2)

We are updating our Estimated Core FFO Guidance for the full year of 2018, which is reconciled above to estimated net income attributable to common stockholders per diluted share in accordance with GAAP. The estimated net income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission. Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on November 5, 2018 and otherwise referenced during our conference call scheduled for November 5, 2018. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or realized and unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the straight-lining of rental income and the amortization of above and below-market leases. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(3)	See page 43 for our definition of this measure.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Nine Months Ended
SELECTED FINANCIAL DATA	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
Net income (loss) attributable to common stockholders	$37,531	$(10,214)	$(34,816)	$3,829	$93,174
Per share - basic and diluted	$0.16	$(0.04)	$(0.14)	$0.02	$0.40

Core FFO attributable to common stockholders (1)	$57,748	$52,369	$57,899	$170,610	$158,439
Per share - diluted	$0.24	$0.22	$0.24	$0.71	$0.67
PGRE’s share of Cash NOI (1)	$88,717	$83,813	$88,488	$263,152	$248,366
PGRE’s share of NOI (1)	$104,858	$95,337	$106,246	$311,684	$295,907

Same Store Cash NOI	% Change
Three Months Ended September 30, 2018 vs. September 30, 2017	7.2%
Nine Months Ended September 30, 2018 vs. September 30, 2017	9.2%

Same Store NOI	% Change
Three Months Ended September 30, 2018 vs. September 30, 2017	11.1%
Nine Months Ended September 30, 2018 vs. September 30, 2017	7.9%

PORTFOLIO STATISTICS

	As of
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Leased % (1)	96.4%	96.4%	94.0%	93.5%	92.3%

Same Store Leased %	% Change
September 30, 2018 vs. June 30, 2018	0.0%
September 30, 2018 vs. December 31, 2017	3.1%

COMMON SHARE DATA

	Three Months Ended
	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Share Price:
High	$16.05	$15.63	$15.89	$16.61	$16.79
Low	$14.83	$13.85	$13.70	$15.49	$15.14
Closing (end of period)	$15.09	$15.40	$14.24	$15.85	$16.00

Dividends per common share	$0.100	$0.100	$0.100	$0.095	$0.095
Annualized dividends per common share	$0.400	$0.400	$0.400	$0.380	$0.380
Dividend yield (on closing share price)	2.7%	2.6%	2.8%	2.4%	2.4%

(1)	See page 43 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	September 30, 2018	December 31, 2017
ASSETS:
Real estate, at cost
Land	$2,065,206	$2,209,506
Buildings and improvements	5,998,805	6,119,969

	8,064,011	8,329,475
Accumulated depreciation and amortization	(598,756)	(487,945)

Real estate, net	7,465,255	7,841,530
Cash and cash equivalents	538,725	219,381
Restricted cash	30,902	31,044
Investments in unconsolidated joint ventures	75,255	44,762
Investments in unconsolidated real estate funds	9,007	7,253
Preferred equity investments, net	35,983	35,817
Marketable securities	26,668	29,039
Accounts and other receivables, net	16,205	17,082
Deferred rent receivable	254,002	220,826
Deferred charges, net	111,870	98,645
Intangible assets, net	287,222	352,206
Other assets	90,143	20,076

Total Assets	$8,941,237	$8,917,661

LIABILITIES:
Notes and mortgages payable, net	$3,564,688	$3,541,300
Revolving credit facility	—	—
Due to affiliates	27,299	27,299
Accounts payable and accrued expenses	133,995	117,630
Dividends and distributions payable	26,596	25,211
Intangible liabilities, net	102,279	130,028
Other liabilities	56,968	54,109

Total Liabilities	3,911,825	3,895,577

EQUITY:
Paramount Group, Inc. equity	4,133,393	4,176,741
Noncontrolling interests in:
Consolidated joint ventures	399,934	404,997
Consolidated real estate fund	66,099	14,549
Operating Partnership	429,986	425,797

Total Equity	5,029,412	5,022,084

Total Liabilities and Equity	$8,941,237	$8,917,661

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
REVENUES:
Property rentals	$148,359	$141,801	$148,486	$442,586	$412,268
Straight-line rent adjustments	15,688	11,408	16,739	45,671	43,529
Amortization of above and below-market leases, net	3,887	3,175	4,304	12,611	14,164

Rental income	167,934	156,384	169,529	500,868	469,961
Tenant reimbursement income	15,579	14,053	13,164	42,989	38,761
Fee income (see details on page 10)	4,079	5,834	5,409	12,953	19,838
Other income (see details on page 10)	5,004	3,499	3,317	11,476	10,150

Total revenues	192,596	179,770	191,419	568,286	538,710

EXPENSES:
Operating	69,811	68,264	67,646	206,435	197,696
Depreciation and amortization	64,610	66,515	64,775	194,541	198,143
General and administrative (see details on page 10)	14,452	14,470	17,195	44,278	44,624
Transaction related costs	450	274	293	863	1,051
Real estate impairment loss	—	—	46,000	46,000	—

Total expenses	149,323	149,523	195,909	492,117	441,514

Operating income (loss)	43,273	30,247	(4,490)	76,169	97,196

Income from unconsolidated joint ventures	472	671	2,521	2,931	19,143
Loss from unconsolidated real estate funds	(188)	(3,930)	(14)	(268)	(6,053)
Interest and other income (loss), net (see details on page 10)	2,778	(17,668)	2,094	6,888	(11,982)
Interest and debt expense (see details on page 10)	(37,105)	(35,733)	(36,809)	(109,996)	(107,568)
Loss on early extinguishment of debt	—	—	—	—	(7,877)
Gain on sale of real estate	36,845	—	—	36,845	133,989
Unrealized gain on interest rate swaps	—	—	—	—	1,802

Net income (loss) before income taxes	46,075	(26,413)	(36,698)	12,569	118,650
Income tax (expense) benefit	(1,814)	1,010	120	(2,171)	(4,242)

Net income (loss)	44,261	(25,403)	(36,578)	10,398	114,408
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(2,713)	14,217	(1,752)	(5,520)	11,029
Consolidated real estate fund	(86)	(114)	(152)	(668)	(20,195)
Operating Partnership	(3,931)	1,086	3,666	(381)	(12,068)

Net income (loss) attributable to common stockholders	$37,531	$(10,214)	$(34,816)	$3,829	$93,174

Per diluted share	$0.16	$(0.04)	$(0.14)	$0.02	$0.40

Capitalized internal leasing costs	$1,169	$1,491	$1,375	$4,276	$4,488

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
Fee Income:
Property management	$1,476	$1,673	$1,490	$4,468	$4,815
Asset management	2,222	1,997	1,823	5,655	6,622
Acquisition and disposition	—	1,475	1,750	1,750	7,045
Other	381	689	346	1,080	1,356

Total fee income	$4,079	$5,834	$5,409	$12,953	$19,838

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
Other Income:
Lease termination income	$1,561	$954	$29	$1,618	$1,915
Other (primarily parking income and tenant requested services, including overtime heating and cooling)	3,443	2,545	3,288	9,858	8,235

Total other income	$5,004	$3,499	$3,317	$11,476	$10,150

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
General and Administrative
Cash general and administrative	$9,132	$9,833	$12,346	$27,753	$29,396
Non-cash general and administrative - stock based compensation expense	4,330	3,825	4,650	15,245	11,692
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income (loss)”)	990	812	199	1,280	3,536

Total general and administrative	$14,452	$14,470	$17,195	$44,278	$44,624

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
Interest and Other Income (loss):
Preferred equity investment income (1)	$930	$961	$917	$2,746	$3,327
Interest and other income	858	147	978	2,862	743
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	990	812	199	1,280	3,536
Valuation allowance on preferred equity investment (2)	—	(19,588)	—	—	(19,588)

Total interest and other income (loss), net	$2,778	$(17,668)	$2,094	$6,888	$(11,982)

(1)

Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $227, $243 and $223 for the three months ended September 30, 2018 and 2017, and June 30, 2018, respectively, and $669 and $819 for the nine months ended September 30, 2018 and 2017, respectively.

(2)

Represents the valuation allowance on 2 Herald Square, our preferred equity investment in PGRESS Equity Holdings, L.P., of which our 24.4% share is $4,780, and $14,808 was attributable to noncontrolling interests. In May 2018, the senior lender foreclosed out our interests and accordingly, we wrote off our preferred equity investment and the related valuation allowance.

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
Interest and Debt Expense:
Interest expense	$34,353	$32,914	$34,055	$101,729	$99,201
Amortization of deferred financing costs	2,752	2,819	2,754	8,267	8,367

Total interest and debt expense	$37,105	$35,733	$36,809	$109,996	$107,568

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$44,261	$(25,403)	$(36,578)	$10,398	$114,408
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	66,533	68,523	66,711	200,404	204,023
Real estate impairment loss	—	—	46,000	46,000	—
Gain on sale of depreciable real estate	(36,845)	—	—	(36,845)	(110,583)

FFO (1)	73,949	43,120	76,133	219,957	207,848
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(12,432)	5,152	(10,840)	(33,479)	(9,783)
Consolidated real estate fund	(86)	(114)	(152)	(668)	(20,530)

FFO attributable to Paramount Group Operating Partnership	61,431	48,158	65,141	185,810	177,535
Less FFO attributable to noncontrolling interests in Operating Partnership	(5,825)	(4,628)	(6,206)	(17,616)	(20,098)

FFO attributable to common stockholders (1)	$55,606	$43,530	$58,935	$168,194	$157,437

Per diluted share	$0.23	$0.18	$0.25	$0.70	$0.67

FFO	$73,949	$43,120	$76,133	$219,957	$207,848
Non - core items:

“Sting” taxes in connection with the sale of real estate	1,248	—	—	1,248	—
Transaction related costs	450	274	293	863	1,051
Our share of earnings from 712 Fifth Avenue in excess of distributions received and (distributions in excess of earnings)	398	691	(1,512)	81	(14,381)
Realized and unrealized loss from unconsolidated real estate funds	270	4,034	74	475	6,281
Valuation allowance on preferred equity investment	—	19,588	—	—	19,588
After-tax net gain on sale of residential condominium land parcel	—	—	—	—	(21,568)
Loss on early extinguishment of debt	—	—	—	—	7,877
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	—	—	—	(2,750)

Core FFO (1)	76,315	67,707	74,988	222,624	203,946
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(12,432)	(9,656)	(10,840)	(33,479)	(25,057)
Consolidated real estate fund	(86)	(114)	(152)	(668)	(242)

Core FFO attributable to Paramount Group Operating Partnership	63,797	57,937	63,996	188,477	178,647
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(6,049)	(5,568)	(6,097)	(17,867)	(20,208)

Core FFO attributable to common stockholders (1)	$57,748	$52,369	$57,899	$170,610	$158,439

Per diluted share	$0.24	$0.22	$0.24	$0.71	$0.67

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	240,447,921	239,445,810	240,336,485	240,365,882	235,151,398
Effect of dilutive securities	41,217	24,653	17,229	25,302	26,285

Denominator for FFO and Core FFO per diluted share	240,489,138	239,470,463	240,353,714	240,391,184	235,177,683

(1)	See page 43 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
Reconciliation of Core FFO to FAD:
Core FFO	$76,315	$67,707	$74,988	$222,624	$203,946
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	4,330	3,825	4,650	15,245	11,692
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,824	2,891	2,827	8,486	8,750
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,724)	(3,017)	(4,141)	(12,122)	(13,716)
Expenditures to maintain assets	(2,858)	(2,861)	(2,496)	(9,056)	(10,415)
Second generation tenant improvements and leasing commissions	(27,993)	(22,698)	(20,392)	(63,368)	(39,973)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(15,752)	(11,402)	(16,853)	(45,802)	(44,121)

FAD (1)	33,142	34,445	38,583	116,007	116,163
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(5,503)	(6,454)	(6,277)	(18,630)	(11,437)
Consolidated real estate fund	(86)	(115)	(152)	(668)	(243)

FAD attributable to Paramount Group Operating Partnership	27,553	27,876	32,154	96,709	104,483
Less FAD attributable to noncontrolling interests in Operating Partnership	(2,612)	(2,679)	(3,063)	(9,163)	(11,835)

FAD attributable to common stockholders (1) (2)	$24,941	$25,197	$29,091	$87,546	$92,648

Dividends declared on common stock	$24,046	$22,807	$24,053	$72,150	$67,425

(1)	See page 43 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$44,261	$(25,403)	$(36,578)	$10,398	$114,408
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share of unconsolidated joint ventures)	66,533	68,523	66,711	200,404	204,023
Interest and debt expense (including our share of unconsolidated joint ventures)	38,835	37,392	38,513	115,092	112,724
Income tax expense (benefit) (including our share of unconsolidated joint ventures)	1,814	(1,010)	(120)	2,172	4,242
Real estate impairment loss	—	—	46,000	46,000	—
Gain on sale of depreciable real estate	(36,845)	—	—	(36,845)	(110,583)

EBITDAre (1)	114,598	79,502	114,526	337,221	324,814
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(19,128)	(1,294)	(17,469)	(53,383)	(26,880)
Consolidated real estate fund	(115)	(111)	(122)	(669)	(20,528)

PGRE’s share of EBITDAre (1)	$95,355	$78,097	$96,935	$283,169	$277,406

EBITDAre	$114,598	$79,502	$114,526	$337,221	$324,814
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Transaction related costs	450	274	293	863	1,051
Our share of earnings from 712 Fifth Avenue in excess of distributions received and (distributions in excess of earnings)	398	691	(1,512)	81	(14,381)
EBITDAre from real estate funds	142	3,801	(122)	(394)	5,372
Pre-tax net gain on sale of residential condominium land parcel	—	—	—	—	(23,406)
Valuation allowance on preferred equity investment	—	19,588	—	—	19,588
Loss on early extinguishment of debt	—	—	—	—	7,877
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	—	—	—	(2,750)

Adjusted EBITDAre (1)	115,588	103,856	113,185	337,771	318,165
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(19,128)	(16,101)	(17,469)	(53,383)	(42,153)
Consolidated real estate fund	—	3	—	—	384

PGRE’s share of Adjusted EBITDAre (1)	$96,460	$87,758	$95,716	$284,388	$276,396

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2018	September 30, 2017	June 30, 2018	September 30, 2018	September 30, 2017
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$44,261	$(25,403)	$(36,578)	$10,398	$114,408
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	64,610	66,515	64,775	194,541	198,143
General and administrative	14,452	14,470	17,195	44,278	44,624
Interest and debt expense	37,105	35,733	36,809	109,996	107,568
Loss on early extinguishment of debt	—	—	—	—	7,877
Transaction related costs	450	274	293	863	1,051
Income tax expense (benefit)	1,814	(1,010)	(120)	2,171	4,242
NOI from unconsolidated joint ventures	4,448	4,993	4,569	13,757	14,774
Income from unconsolidated joint ventures	(472)	(671)	(2,521)	(2,931)	(19,143)
Loss from unconsolidated real estate funds	188	3,930	14	268	6,053
Fee income	(4,079)	(5,834)	(5,409)	(12,953)	(19,838)
Interest and other (income) loss, net	(2,778)	17,668	(2,094)	(6,888)	11,982
Real estate impairment loss	—	—	46,000	46,000	—
Gain on sale of real estate	(36,845)	—	—	(36,845)	(133,989)
Unrealized gain on interest rate swaps	—	—	—	—	(1,802)

NOI (1)	123,154	110,665	122,933	362,655	335,950
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,303)	(15,307)	(16,674)	(50,991)	(39,536)
Consolidated real estate fund	7	(21)	(13)	20	(507)

PGRE’s share of NOI (1)	$104,858	$95,337	$106,246	$311,684	$295,907

NOI (1)	$123,154	$110,665	$122,933	$362,655	$335,950
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(15,752)	(11,402)	(16,853)	(45,802)	(44,121)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,724)	(3,017)	(4,141)	(12,122)	(13,716)

Cash NOI (1)	103,678	96,246	101,939	304,731	278,113
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(14,968)	(12,412)	(13,438)	(41,599)	(29,240)
Consolidated real estate fund	7	(21)	(13)	20	(507)

PGRE’s share of Cash NOI (1)	$88,717	$83,813	$88,488	$263,152	$248,366

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended September 30, 2018
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$44,261	$8,464	$41,026	$8,856	$(14,085)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	64,610	38,687	3,903	21,324	696
General and administrative	14,452	—	—	—	14,452
Interest and debt expense	37,105	23,573	—	12,383	1,149
Transaction related costs	450	—	—	—	450
Income tax expense	1,814	—	—	2	1,812
NOI from unconsolidated joint ventures	4,448	4,356	—	—	92
Income from unconsolidated joint ventures	(472)	(442)	—	—	(30)
Loss from unconsolidated real estate funds	188	—	—	—	188
Fee income	(4,079)	—	—	—	(4,079)
Interest and other income, net	(2,778)	—	(181)	(203)	(2,394)
Gain on sale of real estate	(36,845)	—	(36,845)	—	—

NOI (1)	123,154	74,638	7,903	42,362	(1,749)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(18,303)	—	—	(18,303)	—
Consolidated real estate fund	7	—	—	—	7

PGRE’s share of NOI for the three months ended September 30, 2018	$104,858	$74,638	$7,903	$24,059	$(1,742)

PGRE’s share of NOI for the three months ended September 30, 2017	$95,337	$67,699	$9,099	$20,287	$(1,748)

NOI (1)	$123,154	$74,638	$7,903	$42,362	$(1,749)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(15,752)	(9,254)	(2,184)	(4,292)	(22)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,724)	534	(330)	(3,928)	—

Cash NOI (1)	103,678	65,918	5,389	34,142	(1,771)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(14,968)	—	—	(14,968)	—
Consolidated real estate fund	7	—	—	—	7

PGRE’s share of Cash NOI for the three months ended September 30, 2018	$88,717	$65,918	$5,389	$19,174	$(1,764)

PGRE’s share of Cash NOI for the three months ended September 30, 2017	$83,813	$60,304	$8,658	$16,627	$(1,776)

(1)	See page 43 for our definition of this measure.

NOI

(unaudited and in thousands)

	Nine Months Ended September 30, 2018
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$10,398	$25,058	$3,277	$21,763	$(39,700)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	194,541	115,242	14,955	62,393	1,951
General and administrative	44,278	—	—	—	44,278
Interest and debt expense	109,996	69,585	—	36,823	3,588
Transaction related costs	863	—	—	—	863
Income tax expense	2,171	—	—	10	2,161
NOI from unconsolidated joint ventures	13,757	13,514	—	—	243
Income from unconsolidated joint ventures	(2,931)	(2,875)	—	—	(56)
Loss from unconsolidated real estate funds	268	—	—	—	268
Fee income	(12,953)	—	—	—	(12,953)
Interest and other income, net	(6,888)	—	(181)	(548)	(6,159)
Real estate impairment loss	46,000	—	46,000	—	—
Gain on sale of real estate	(36,845)	—	(36,845)	—	—

NOI (1)	362,655	220,524	27,206	120,441	(5,516)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(50,991)	—	—	(50,991)	—
Consolidated real estate funds	20	—	—	—	20

PGRE’s share of NOI for the nine months ended September 30, 2018	$311,684	$220,524	$27,206	$69,450	$(5,496)

PGRE’s share of NOI for the nine months ended September 30, 2017	$295,907	$201,168	$35,535	$64,473	$(5,269)

NOI (1)	$362,655	$220,524	$27,206	$120,441	$(5,516)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(45,802)	(30,259)	(1,822)	(13,736)	15
Amortization of above and below-market leases, net	(12,122)	1,624	(1,427)	(12,319)	—

Cash NOI (1)	304,731	191,889	23,957	94,386	(5,501)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(41,599)	—	—	(41,599)	—
Consolidated real estate funds	20	—	—	—	20

PGRE’s share of Cash NOI for the nine months ended September 30, 2018	$263,152	$191,889	$23,957	$52,787	$(5,481)

PGRE’s share of Cash NOI for the nine months ended September 30, 2017	$248,366	$175,217	$32,601	$45,812	$(5,264)

(1)	See page 43 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2018
SAME STORE CASH NOI (1)	Total		New York	Washington, D.C.		San Francisco	Other
PGRE’s share of Cash NOI for the three months ended September 30, 2018	$88,717		$65,918	$5,389		$19,174	$(1,764)
Acquisitions (2)	(458)		—	—		(458)	—
Dispositions	—		—	—		—	—
Lease termination income (including our share of unconsolidated joint ventures)	(506)		(28)	—		(478)	—
Other, net	56		52	—		4	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended September 30, 2018	$87,809		$65,942	$5,389		$18,242	$(1,764)

	Three Months Ended September 30, 2017
	Total		New York	Washington, D.C.		San Francisco	Other
PGRE’s share of Cash NOI for the three months ended September 30, 2017	$83,813		$60,304	$8,658		$16,627	$(1,776)
Acquisitions	—		—	—		—	—
Dispositions (3)	(1,059)		—	(1,059)		—	—
Lease termination income (including our share of unconsolidated joint ventures)	(886)		(665)	—		(221)	—
Other, net	32		14	—		24	(6)

PGRE’s share of Same Store Cash NOI (1) for the three months ended September 30, 2017	$81,900		$59,653	$7,599		$16,430	$(1,782)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$5,909	(4)	$6,289	$(2,210	)(4)	$1,812	$18
% Increase (decrease)	7.2	%(4)	10.5%	(29.1	%)(4)	11.0%

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to acquired properties (50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of Cash NOI attributable to sold properties (2099 Pennsylvania Avenue in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.
(4)

Results primarily from free rent at 425 Eye Street in the three months ended September 30, 2018. Excluding this free rent from the current year, Same Store Cash NOI would have increased by 10.6% for the total portfolio and 6.9% for our Washington, D.C. portfolio.

SAME STORE RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2018
SAME STORE NOI (1)	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of NOI for the three months ended September 30, 2018	$104,858	$74,638	$7,903	$24,059	$(1,742)
Acquisitions (2)	(587)	—	—	(587)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(506)	(28)	—	(478)	—
Other, net	56	52	—	4	—

PGRE’s share of Same Store NOI (1) for the three months ended September 30, 2018	$103,821	$74,662	$7,903	$22,998	$(1,742)

	Three Months Ended September 30, 2017
	Total	New York	Washington, D.C.	San Francisco	Other
PGRE’s share of NOI for the three months ended September 30, 2017	$95,337	$67,699	$9,099	$20,287	$(1,748)
Acquisitions	—	—	—	—	—
Dispositions (3)	(1,208)	—	(1,208)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(886)	(665)	—	(221)	—
Other, net	241	208	—	39	(6)

PGRE’s share of Same Store NOI (1) for the three months ended September 30, 2017	$93,484	$67,242	$7,891	$20,105	$(1,754)

Increase in PGRE’s share of Same Store NOI	$10,337	$7,420	$12	$2,893	$12
% Increase	11.1%	11.0%	0.2%	14.4%

(1)	See page 43 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of NOI attributable to sold properties (2099 Pennsylvania Avenue in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Nine Months Ended September 30, 2018
SAME STORE CASH NOI (1)	Total		New York	Washington, D.C.		San Francisco	Other
PGRE’s share of Cash NOI for the nine months ended September 30, 2018	$263,152		$191,889	$23,957		$52,787	$(5,481)
Acquisitions (2)	(4,188)		(215)	—		(3,973)	—
Dispositions	—		—	—		—	—
Lease termination income (including our share of unconsolidated joint ventures)	(750)		(272)	—		(478)	—
Other, net	230		226	—		4	—

PGRE’s share of Same Store Cash NOI (1) for the nine months ended September 30, 2018	$258,444		$191,628	$23,957		$48,340	$(5,481)

	Nine Months Ended September 30, 2017
	Total		New York	Washington, D.C.		San Francisco	Other
PGRE’s share of Cash NOI for the nine months ended September 30, 2017	$248,366		$175,217	$32,601		$45,812	$(5,264)
Acquisitions	—		—	—		—	—
Dispositions (3)	(9,691)		—	(9,691)		—	—
Lease termination income (including our share of unconsolidated joint ventures)	(1,993)		(906)	—		(1,087)	—
Other, net	(55)		44	—		24	(123)

PGRE’s share of Same Store Cash NOI (1) for the nine months ended September 30, 2017	$236,627		$174,355	$22,910		$44,749	$(5,387)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$21,817	(4)	$17,273	$1,047	(4)	$3,591	$(94)
% Increase	9.2	%(4)	9.9%	4.6	%(4)	8.0%

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of Cash NOI attributable to acquired properties (60 Wall Street in New York and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)

Represents our share of Cash NOI attributable to sold properties (Waterview and 2099 Pennsylvania Avenue in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

(4)

Same Store Cash NOI in the nine months ended September 30, 2018 includes free rent at 425 Eye Street. Excluding this free rent from the current year, Same Store Cash NOI would have increased by 10.4% for the total portfolio and 16.5% for our Washington, D.C. portfolio.

SAME STORE RESULTS - BY SEGMENT

(unaudited and in thousands)

	Nine Months Ended September 30, 2018
SAME STORE NOI (1)	Total		New York	Washington, D.C.	San Francisco		Other
PGRE’s share of NOI for the nine months ended September 30, 2018	$311,684		$220,524	$27,206	$69,450		$(5,496)
Acquisitions (2)	(5,254)		(173)	—	(5,081)		—
Dispositions	—		—	—	—		—
Lease termination income (including our share of unconsolidated joint ventures)	(750)		(272)	—	(478)		—
Other, net	230		226	—	4		—

PGRE’s share of Same Store NOI (1) for the nine months ended September 30, 2018	$305,910		$220,305	$27,206	$63,895		$(5,496)

	Nine Months Ended September 30, 2017
	Total		New York	Washington, D.C.	San Francisco		Other
PGRE’s share of NOI for the nine months ended September 30, 2017	$295,907		$201,168	$35,535	$64,473		$(5,269)
Acquisitions	—		—	—	—		—
Dispositions (3)	(9,840)		—	(9,840)	—		—
Lease termination income (including our share of unconsolidated joint ventures)	(1,993)		(906)	—	(1,087)		—
Other, net	(544)		238	—	(659)		(123)

PGRE’s share of Same Store NOI (1) for the nine months ended September 30, 2017	$283,530		$200,500	$25,695	$62,727		$(5,392)

Increase (decrease) in PGRE’s share of Same Store NOI	$22,380	(4)	$19,805	$1,511	$1,168	(4)	$(104)
% Increase	7.9	%(4)	9.9%	5.9%	1.9	%(4)

(1)	See page 43 for our definition of this measure.
(2)

Represents our share of NOI attributable to acquired properties (60 Wall Street in New York and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents our share of NOI attributable to sold properties (Waterview and 2099 Pennsylvania Avenue in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.
(4)

Same Store NOI in the nine months ended September 30, 2017 included income from the accelerated amortization of a below-market lease liability in connection with a tenant’s lease modification. Excluding this income from the prior year, Same Store NOI would have increased by 8.8% for the total portfolio and 6.0% for our San Francisco portfolio.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2018					As of December 31, 2017
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One	50	PGRESS	Residential	Total	One	50	PGRESS	Residential
	Consolidated	Market	Beale	Equity	Development	Consolidated	Market	Beale	Equity	Development
	Joint Ventures	Plaza	Street	Holdings L.P.	Fund	Joint Ventures	Plaza	Street	Holdings L.P.	Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%		49.0%	31.1%	24.4%	7.4%
ASSETS:
Real estate, net	$1,704,019	$1,226,921	$477,098	$—	$—	$1,726,800	$1,246,427	$480,373	$—	$—
Cash and cash equivalents	65,671	41,846	23,477	348	7,356	46,839	24,658	21,792	389	656
Restricted cash	5,536	5,536	—	—	—	8,163	8,163	—	—	—
Preferred equity investments, net	35,983	—	—	35,983	—	35,817	—	—	35,817	—
Investments in unconsolidated joint ventures	—	—	—	—	48,530	—	—	—	—	16,031
Accounts and other receivables, net	1,482	448	1,034	—	89	2,548	1,423	1,125	—	2
Deferred rent receivable	50,053	46,479	3,574	—	—	44,000	43,332	668	—	—
Deferred charges, net	12,945	9,313	3,632	—	—	8,123	7,508	615	—	—
Intangible assets, net	50,822	31,716	19,106	—	—	66,112	39,421	26,691	—	—
Other assets	1,565	1,214	351	—	15,690	908	747	161	—	10

Total Assets	$1,928,076	$1,363,473	$528,272	$36,331	$71,665	$1,939,310	$1,371,679	$531,425	$36,206	$16,699

LIABILITIES:
Notes and mortgages payable, net	$1,197,385	$969,385	$228,000	$—	$—	$1,196,607	$968,607	$228,000	$—	$—
Accounts payable and accrued expenses	29,187	19,763	9,382	42	50	21,134	14,876	6,205	53	62
Intangible liabilities, net	35,124	28,662	6,462	—	—	46,365	36,793	9,572	—	—
Other liabilities	5	2	3	—	—	156	149	7	—	—

Total Liabilities	1,261,701	1,017,812	243,847	42	50	1,264,262	1,020,425	243,784	53	62

EQUITY:
Paramount Group, Inc. equity	266,441	169,441	87,679	9,321	5,516	270,051	172,182	88,695	9,174	2,088
Noncontrolling interests	399,934	176,220	196,746	26,968	66,099	404,997	179,072	198,946	26,979	14,549

Total Equity	666,375	345,661	284,425	36,289	71,615	675,048	351,254	287,641	36,153	16,637

Total Liabilities and Equity	$1,928,076	$1,363,473	$528,272	$36,331	$71,665	$1,939,310	$1,371,679	$531,425	$36,206	$16,699

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2018					Three Months Ended September 30, 2017
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One			Residential	Total	One			Residential
	Consolidated	Market	50 Beale	PGRESS Equity	Development	Consolidated	Market	50 Beale	PGRESS Equity	Development
	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund
Total revenues	$45,302	$33,401	$11,901	$—	$—	$39,506	$32,174	$7,332	$—	$(82)
Total operating expenses	11,504	8,285	3,219	—	9	10,397	7,812	2,585	—	(14)

Net operating income (loss)	33,798	25,116	8,682	—	(9)	29,109	24,362	4,747	—	(68)
Depreciation and amortization	(16,951)	(10,921)	(6,030)	—	—	(16,324)	(12,195)	(4,129)	—	—
Interest and other income (loss), net	1,133	134	69	930	55	(18,501)	74	52	(18,627)	104
Interest and debt expense	(12,383)	(10,302)	(2,081)	—	—	(12,026)	(10,303)	(1,723)	—	—
Income from unconsolidated joint ventures	—	—	—	—	—	—	—	—	—	100

Net income (loss) before income taxes	5,597	4,027	640	930	46	(17,742)	1,938	(1,053)	(18,627)	136
Income tax expense	(2)	—	(2)	—	(2)	(1)	—	(1)	—	—

Net income (loss)	$5,595	$4,027	$638	$930	$44	$(17,743)	$1,938	$(1,054)	$(18,627)	$136

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%

Net income (loss)	$2,378	$1,976	$175	$227	$(42)	$(3,930)	$948	$(341)	$(4,537)	$16
Add: Management fee income	504	167	337	—	—	404	137	267	—	7

PGRE’s share of net income (loss)	2,882	2,143	512	227	(42)	(3,526)	1,085	(74)	(4,537)	23
Add: Real estate depreciation and amortization	7,232	5,351	1,881	—	—	7,259	5,976	1,283	—	—

FFO (2)	10,114	7,494	2,393	227	(42)	3,733	7,061	1,209	(4,537)	23
Add: Valuation allowance on preferred equity investment	—	—	—	—	—	4,780	—	—	4,780	—

Core FFO (2)	$10,114	$7,494	$2,393	$227	$(42)	$8,513	$7,061	$1,209	$243	$23

Noncontrolling interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%

Net income (loss)	$3,217	$2,051	$463	$703	$86	$(13,813)	$990	$(713)	$(14,090)	$120
Less: Management fee expense	(504)	(167)	(337)	—	—	(404)	(137)	(267)	—	(7)

Net income (loss) attributable to noncontrolling interests	2,713	1,884	126	703	86	(14,217)	853	(980)	(14,090)	113
Add: Real estate depreciation and amortization	9,719	5,570	4,149	—	—	9,065	6,219	2,846	—	—

FFO (2)	12,432	7,454	4,275	703	86	(5,152)	7,072	1,866	(14,090)	113
Add: Valuation allowance on preferred equity investment	—	—	—	—	—	14,808	—	—	14,808	—

Core FFO (2)	$12,432	$7,454	$4,275	$703	$86	$9,656	$7,072	$1,866	$718	$113

(1)	Acquired on July 17, 2017.
(2)	See page 43 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2018					Nine Months Ended September 30, 2017
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total	One			Residential	Total	One			Residential
	Consolidated	Market	50 Beale	PGRESS Equity	Development	Consolidated	Market	50 Beale	PGRESS Equity	Development
	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund	Joint Ventures	Plaza	Street (1)	Holdings L.P.	Fund
Total revenues	$128,758	$98,121	$30,637	$—	$9	$102,518	$95,186	$7,332	$—	$1,338
Total operating expenses	33,401	23,904	9,497	—	10	25,383	22,798	2,585	—	501

Net operating income (loss)	95,357	74,217	21,140	—	(1)	77,135	72,388	4,747	—	837
Depreciation and amortization	(49,215)	(33,207)	(16,008)	—	—	(39,364)	(35,235)	(4,129)	—	(359)
Interest and other income (loss), net	3,294	350	198	2,746	685	(16,073)	136	52	(16,261)	129
Interest and debt expense	(36,823)	(30,581)	(6,242)	—	—	(32,983)	(31,260)	(1,723)	—	—
Loss on early extinguishment of debt	—	—	—	—	—	(2,715)	(2,715)	—	—	—
Gain on sale of land parcel	—	—	—	—	—	—	—	—	—	23,406 (2)
Income from unconsolidated joint ventures	—	—	—	—	(18)	—	—	—	—	133
Unrealized gain on interest rate swaps	—	—	—	—	—	1,802	1,802	—	—	—

Net income (loss) before income taxes	12,613	10,779	(912)	2,746	666	(12,198)	5,116	(1,053)	(16,261)	24,146
Income tax expense	(10)	(2)	(8)	—	(1)	(6)	(5)	(1)	—	(2)

Net income (loss)	$12,603	$10,777	$(920)	$2,746	$665	$(12,204)	$5,111	$(1,054)	$(16,261)	$24,144

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$5,602	$5,277	$(344)	$669	$(7)	$(1,846)	$2,456	$(341)	$(3,961)	$3,584
Add: Management fee income	1,481	491	990	—	4	671	404	267	—	350

PGRE’s share of net income (loss)	7,083	5,768	646	669	(3)	(1,175)	2,860	(74)	(3,961)	3,934
Add: Real estate depreciation and amortization	21,256	16,271	4,985	—	—	18,552	17,269	1,283	—	40

FFO (3)	28,339	22,039	5,631	669	(3)	17,377	20,129	1,209	(3,961)	3,974
Add: Valuation allowance on preferred equity investment	—	—	—	—	—	4,780	—	—	4,780	—
Add: Loss on early extinguishment of debt	—	—	—	—	—	1,330	1,330	—	—	—
Less: Gain on sale of land parcel	—	—	—	—	—	—	—	—	—	(3,118)
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(883)	(883)	—	—	—

Core FFO (3)	$28,339	$22,039	$5,631	$669	$(3)	$22,604	$20,576	$1,209	$819	$856

Noncontrolling Interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	68.9%	75.6%	92.6%
Net income(loss)	$7,001	$5,500	$(576)	$2,077	$672	$(10,358)	$2,655	$(713)	$(12,300)	$20,560
Less: Management fee expense	(1,481)	(491)	(990)	—	(4)	(671)	(404)	(267)	—	(350)

Net income (loss) attributable to noncontrolling	5,520	5,009	(1,566)	2,077	668	(11,029)	2,251	(980)	(12,300)	20,210
Add: Real estate depreciation and amortization	27,959	16,936	11,023	—	—	20,812	17,966	2,846	—	319

FFO (3)	33,479	21,945	9,457	2,077	668	9,783	20,217	1,866	(12,300)	20,529
Add: Valuation allowance on preferred equity investment	—	—	—	—	—	14,808	—	—	14,808	—
Add: Loss on early extinguishment of debt	—	—	—	—	—	1,385	1,385	—	—	—
Less: Gain on sale of land parcel	—	—	—	—	—	—	—	—	—	(20,288)
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(919)	(919)	—	—	—

Core FFO (3)	$33,479	$21,945	$9,457	$2,077	$668	$25,057	$20,683	$1,866	$2,508	$241

(1)	Acquired on July 17, 2017.
(2)	Represents the gain on sale of an 80.0% equity interest in One Steuart Lane (formerly 75 Howard Street), of which our share, net of income taxes, was $1,661.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of September 30, 2018				As of December 31, 2017
		712	60 Wall			712	60 Wall
	Total	Fifth Avenue	Street	Other (1)	Total	Fifth Avenue	Street	Other (1)
PGRE Ownership		50.0%	5.0%	Various		50.0%	5.0%	Various
ASSETS:
Real estate, net	$1,226,447	$199,862	$858,057	$168,528	$1,196,116	$202,040	$873,142	$120,934
Cash and cash equivalents	52,130	33,539	17,922	669	52,132	31,511	18,642	1,979
Restricted cash	2,901	2,669	—	232	4,726	4,726	—	—
Accounts and other receivables, net	150	150	—	—	296	296	—	—
Deferred rent receivable	15,449	13,745	1,704	—	15,446	13,456	1,990	—
Deferred charges, net	7,148	7,148	—	—	7,848	7,848	—	—
Intangible assets, net	104,849	—	104,849	—	126,422	—	126,422	—
Other assets	14,875	4,032	5,513	5,330	1,148	197	105	846

Total Assets	$1,423,949	$261,145	$988,045	$174,759	$1,404,134	$260,074	$1,020,301	$123,759

LIABILITIES:
Notes and mortgages payable, net	$887,242	$296,440	$569,102	$21,700	$886,902	$296,132	$567,799	$22,971
Accounts payable and accrued expenses	25,261	5,046	12,980	7,235	12,560	4,435	7,382	743
Other liabilities	2,460	171	852	1,437	1,636	180	850	606

Total Liabilities	914,963	301,657	582,934	30,372	901,098	300,747	576,031	24,320

EQUITY:
Total Equity	508,986	(40,512)	405,111	144,387	503,036	(40,673)	444,270	99,439

Total Liabilities and Equity	$1,423,949	$261,145	$988,045	$174,759	$1,404,134	$260,074	$1,020,301	$123,759

(1)	Represents Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended September 30, 2018				Three Months Ended September 30, 2017
		712	60 Wall			712	60 Wall
	Total	Fifth Avenue	Street	Other (1)	Total	Fifth Avenue	Street	Other (1)
Total revenues	$35,376	$13,581	$20,632	$1,163	$36,844	$14,471	$20,517	$1,856
Total operating expenses	13,274	6,250	6,840	184	13,352	6,197	6,632	523

Net operating income	22,102	7,331	13,792	979	23,492	8,274	13,885	1,333
Depreciation and amortization	(12,001)	(2,864)	(9,034)	(103)	(12,196)	(3,067)	(9,034)	(95)
Interest and other income, net	192	146	46	—	137	68	63	6
Interest and debt expense	(10,080)	(2,701)	(7,119)	(260)	(8,795)	(2,700)	(5,841)	(254)
Net income (loss) before income taxes	213	1,912	(2,315)	616	2,638	2,575	(927)	990
Income tax expense	—	—	—	—	—	—	—	—

Net income (loss)	$213	$1,912	$(2,315)	$616	$2,638	$2,575	$(927)	$990

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	5.0%	Various

Net income (loss)	$898	$956	$(116)	$58	$1,388	$1,287	$(45)	$146
Less: Step-up basis adjustment	(28)	—	—	(28)	(26)	—	—	(26)
Less: Earnings in excess of distributions	(398)	(398)	—	—	(691)	(691)	—	—

PGRE’s share of net income (loss)	472	558	(116)	30	671	596	(45)	120
Less: Noncontrolling interests	—	—	—	—	(88)	—	—	(88)
Add: Real estate depreciation and amortization	1,923	1,432	453	38	2,008	1,533	440	35

FFO (2)	2,395	1,990	337	68	2,591	2,129	395	67
Add: Earnings in excess of distributions	398	398	—	—	691	691	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	—	—	—

Core FFO (2)	$2,793	$2,388	$337	$68	$3,282	$2,820	$395	$67

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	95.0%	Various

Net (loss) income	$(685)	$956	$(2,199)	$558	$1,250	$1,288	$(882)	$844
Add: Real estate depreciation and amortization	10,106	1,432	8,581	93	10,214	1,534	8,594	86

FFO (2)	9,421	2,388	6,382	651	11,464	2,822	7,712	930
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	—	—	—

Core FFO (2)	$9,421	$2,388	$6,382	$651	$11,464	$2,822	$7,712	$930

(1)	Represents Oder-Center, Germany and One Steuart Lane.
(2)	See page 43 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Nine Months Ended September 30, 2018				Nine Months Ended September 30, 2017
		712	60 Wall			712	60 Wall
	Total	Fifth Avenue	Street (1)	Other (2)	Total	Fifth Avenue	Street (1)	Other (2)
Total revenues	$106,720	$41,446	$61,591	$3,683	$103,773	$43,240	$55,976	$4,557
Total operating expenses	39,879	18,560	20,313	1,006	37,407	18,265	17,733	1,409

Net operating income	66,841	22,886	41,278	2,677	66,366	24,975	38,243	3,148
Depreciation and amortization	(36,194)	(8,788)	(27,100)	(306)	(34,208)	(9,062)	(24,866)	(280)
Interest and other income, net	560	416	143	1	242	140	95	7
Interest and debt expense	(28,992)	(8,020)	(20,189)	(783)	(24,548)	(8,651)	(15,137)	(760)
Unrealized gain on interest rate swaps	—	—	—	—	1,896	1,896	—	—

Net income (loss) before income taxes	2,215	6,494	(5,868)	1,589	9,748	9,298	(1,665)	2,115
Income tax expense	(10)	—	—	(10)	(2)	—	—	(2)

Net income (loss)	$2,205	$6,494	$(5,868)	$1,579	$9,746	$9,298	$(1,665)	$2,113

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	5.0%	Various
Net income (loss)	$3,095	$3,247	$(291)	$139	$4,838	$4,649	$(81)	$270
Less: Step-up basis adjustment	(83)	—	—	(83)	(76)	—	—	(76)
Less: (Earnings in excess of distributions) and distributions in excess of earnings	(81)	(81)	—	—	14,381	14,381	—	—

PGRE’s share of net income (loss)	2,931	3,166	(291)	56	19,143	19,030	(81)	194
Less: Noncontrolling interests	—	—	—	—	(119)	—	—	(119)
Add: Real estate depreciation and amortization	5,863	4,394	1,358	111	5,880	4,531	1,246	103

FFO (3)	8,794	7,560	1,067	167	24,904	23,561	1,165	178
Add: Earnings in excess of distributions and
(distributions in excess of earnings)	81	81	—	—	(14,381)	(14,381)	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	(948)	(948)	—	—

Core FFO (3)	$8,875	$7,641	$1,067	$167	$9,575	$8,232	$1,165	$178

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	95.0%	Various
Net (loss) income	$(890)	$3,247	$(5,577)	$1,440	$4,908	$4,649	$(1,584)	$1,843
Add: Real estate depreciation and amortization	30,414	4,394	25,742	278	28,404	4,531	23,620	253

FFO (3)	29,524	7,641	20,165	1,718	33,312	9,180	22,036	2,096
Less: Unrealized gain on interest rate swaps	—	—	—	—	(948)	(948)	—	—

Core FFO (3)	$29,524	$7,641	$20,165	$1,718	$32,364	$8,232	$22,036	$2,096

(1)	Acquired on January 24, 2017.
(2)	Represents Oder-Center, Germany and One Steuart Lane.
(3)	See page 43 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY

(unaudited and in thousands)

Debt Fund:

The following is a summary of our Debt Fund and our ownership interests in the underlying investments, as of September 30, 2018.

		PGRE Ownership	Fixed / Variable rate	Interest Rate	Maturity	Face Amount		Fair Value
Investments	Investment Type					Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%	Jan-2022	$50,000	$645	$50,264	$648
700 Eighth Avenue	Mortgage and Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	8.12%	Jul-2020	70,000	903	70,002	903
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%	Jun-2023	55,000	710	55,394	715
Other	Mortgage and Mezzanine Loans/ Preferred Equity	1.3%	Various	5.50% - 9.61%	Oct-2019 to Dec-2027	354,790	4,579	355,305	4,583

						$529,790	$6,837	$530,965	$6,849

	Total	Our Share
Committed capital	$775,200	$10,000
Called and/or invested	(532,450)	(6,869)

Available to be invested	$242,750	$3,131

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

			As of September 30, 2018
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,599,800
$1.0 billion Revolving Credit Facility (2)			—

			3,599,800
Less:
Noncontrolling interests’ share of consolidated debt (One Market Plaza and 50 Beale Street)			(654,342)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue, 60 Wall Street and Oder-Center, Germany)			180,869

PGRE’s share of total debt (3)			3,126,327

	Shares / Units Outstanding	Share Price as of September 30, 2018
Equity:
Common stock	240,461,106	$15.09	3,628,558
Operating Partnership units	25,127,003	15.09	379,166

Total equity	265,588,109	15.09	4,007,724

Total Market Capitalization			$7,134,051

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)

On January 10, 2018, we amended and extended our revolving credit facility. The maturity date of our revolving credit facility was extended from November 2018 to January 2022, with two six-month extension options, and the capacity was increased to $1.0 billion from $800 million.

(3)	See page 43 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway	$1,046,800	3.55%	$1,000,000	3.54%	$46,800	3.85%
1301 Avenue of the Americas	850,000	3.41%	500,000	3.05%	350,000	3.93%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza	975,000	4.03%	975,000	4.03%	—	—
50 Beale Street	228,000	3.65%	228,000	3.65%	—	—
Revolving Credit Facility (1)	—	—	—	—	—	—

Total consolidated debt	3,599,800	3.69%	3,203,000	3.66%	396,800	3.92%
Noncontrolling interests’ share	(654,342)	3.94%	(654,342)	3.94%	—	—

PGRE’s share of consolidated debt (2)	$2,945,458	3.63%	$2,548,658	3.59%	$396,800	3.92%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$—	—
60 Wall Street	575,000	4.61%	—	—	575,000	4.61%
Oder - Center, Germany	21,700	4.62%	21,700	4.62%	—	—

Total unconsolidated debt	896,700	4.20%	321,700	3.47%	575,000	4.61%

Joint venture partners’ share	(715,831)	4.35%	(169,639)	3.53%	(546,192)	4.61%

PGRE’s share of unconsolidated debt (2)	$180,869	3.60%	$152,061	3.41%	$28,808	4.61%

PGRE’s share of Total Debt (2)	$3,126,327	3.63%	$2,700,719	3.58%	$425,608	3.96%

	Required	Actual
Revolving Credit Facility Covenants: (3)
Total Debt / Total Assets	Less than 60%	39.0%
Secured Debt / Total Assets	Less than 50%	38.9%
Fixed Charge Coverage	Greater than 1.5x	3.7	x
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%
Unencumbered Interest Coverage	Greater than 1.75x	38.0	x

	Amount	%
Debt Composition:
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,548,658
PGRE’s unconsolidated fixed rate debt	152,061

Total fixed rate debt	2,700,719	86.4%

Variable rate debt:
PGRE’s consolidated variable rate debt	396,800
PGRE’s unconsolidated variable rate debt	28,808

Total variable rate debt	425,608	13.6%

PGRE’s share of Total Debt (2)	$3,126,327	100.0%

(1)	On January 10, 2018, we amended and extended our revolving credit facility.
(2)	See page 43 for our definition of this measure.
(3)

This section presents ratios as of September 30, 2018 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

	2018	2019	2020	2021	2022	Thereafter	Total
Consolidated Debt:
1301 Avenue of the Americas	$—	$—	$—	$850,000	$—	$—	$850,000
50 Beale Street	—	—	—	228,000	—	—	228,000
1633 Broadway	—	—	—	—	1,046,800	—	1,046,800
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	—	—	—	—	—

Total consolidated debt	—	—	—	1,078,000	1,046,800	1,475,000	3,599,800
Noncontrolling interests’ share	—	—	—	(157,092)	—	(497,250)	(654,342)

PGRE’s share of consolidated debt (1)	$—	$—	$—	$920,908	$1,046,800	$977,750	$2,945,458

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$—	$—	$—	$300,000	$300,000
60 Wall Street	—	—	—	—	575,000	—	575,000
Oder - Center, Germany	—	—	—	—	21,700	—	21,700

Total unconsolidated debt	—	—	—	—	596,700	300,000	896,700
Joint venture partners’ share	—	—	—	—	(565,831)	(150,000)	(715,831)

PGRE’s share of unconsolidated debt (1)	$—	$—	$—	$—	$30,869	$150,000	$180,869

PGRE’s share of total debt (1)	$—	$—	$—	$920,908	$1,077,669	$1,127,750	$3,126,327

Weighted average rate	—	—	—	3.43%	3.58%	3.84%	3.63%

% of debt maturing	—	—	—	29.5%	34.4%	36.1%	100.0%

(1)	See page 43 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

						Annualized Rent (1)
Property	Submarket	Paramount Ownership	Square Feet	% Leased (1)	% Occupied (1)	Amount	Per Square Foot (2)
As of September 30, 2018
New York:
1633 Broadway	West Side	100.0%	2,518,597	95.4%	95.4%	$175,316	$74.83
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1,781,571	97.9%	97.9%	134,543	78.54
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	811,440	96.7%	81.2%	43,367	66.94
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	763,140	95.8%	81.5%	55,356	86.36
900 Third Avenue	East Side	100.0%	599,317	95.5%	94.4%	38,934	69.20
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	543,411	91.0%	89.2%	55,427	114.96
60 Wall Street	Downtown	5.0%	1,625,483	100.0%	100.0%	73,600	45.28

Subtotal /Weighted average			8,642,959	96.7%	93.8%	576,543	71.81

PGRE’s share			6,827,208	96.1%	92.5%	478,917	76.89

Washington, D.C.:
1899 Pennsylvania Avenue	CBD	100.0%	190,955	100.0%	100.0%	15,906	83.03
Liberty Place	East End	100.0%	174,090	95.8%	94.9%	14,317	86.65

Subtotal /Weighted average			365,045	98.0%	97.5%	30,223	84.69

PGRE’s share			365,045	98.0%	97.5%	30,223	84.69

San Francisco:
One Market Plaza	South Financial District	49.0%	1,583,136	97.6%	97.6%	117,628	76.45
One Front Street	North Financial District	100.0%	646,538	96.3%	96.3%	42,556	67.86
50 Beale Street	South Financial District	31.1%	666,456	99.7%	89.2%	35,878	61.61

Subtotal /Weighted average			2,896,130	97.8%	95.4%	196,062	71.18

PGRE’s share			1,629,542	97.4%	96.0%	111,352	71.21

Total /Weighted average			11,904,134	97.0%	94.3%	$802,828	$72.07

PGRE’s share			8,821,795	96.4%	93.4%	$620,492	$76.12

(1)	See page 43 for our definition of this measure.
(2)	Represents office and retail space only.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2018		As of June 30, 2018		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	95.4%	95.4%	95.4%	95.4%	—%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	—%
1325 Avenue of the Americas	100.0%	96.7%	96.7%	95.9%	95.9%	0.8%
31 West 52nd Street	100.0%	95.8%	95.8%	95.8%	95.8%	—%
900 Third Avenue	100.0%	95.5%	95.5%	94.2%	94.2%	1.3%
712 Fifth Avenue	50.0%	91.0%	91.0%	89.7%	89.7%	1.3%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		96.7%	96.7%	96.4%	96.4%	0.3%

PGRE’s share		96.1%	96.1%	95.9%	95.9%	0.2%

Washington, D.C.:
425 Eye Street (2)	100.0%	—%	—%	98.7%	—%	—%
2099 Pennsylvania Avenue (3)	100.0%	—%	—%	91.6%	—%	—%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—%
Liberty Place	100.0%	95.8%	95.8%	94.9%	94.9%	0.9%

Weighted average		98.0%	98.0%	96.7%	97.5%	0.5%

PGRE’s share		98.0%	98.0%	96.7%	97.5%	0.5%

San Francisco:
One Market Plaza	49.0%	97.6%	97.6%	97.9%	97.9%	(0.3%)
One Front Street	100.0%	96.3%	96.3%	99.5%	99.5%	(3.2%)
50 Beale Street	31.1%	99.7%	99.7%	95.8%	95.8%	3.9%

Weighted average		97.8%	97.8%	97.7%	97.7%	0.1%

PGRE’s share		97.4%	97.4%	98.2%	98.2%	(0.8%)

Weighted average		97.0%	97.0%	96.8%	96.8%	0.2%

PGRE’s share		96.4%	96.4%	96.4%	96.4%	—%

(1)	See page 43 for our definition of this measure.
(2)	Sold on September 27, 2018.
(3)	Sold on August 9, 2018.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of September 30, 2018		As of December 31, 2017		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	95.4%	95.4%	95.4%	95.4%	—%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	—%
1325 Avenue of the Americas	100.0%	96.7%	96.7%	80.9%	80.9%	15.8%
31 West 52nd Street	100.0%	95.8%	95.8%	78.0%	78.0%	17.8%
900 Third Avenue	100.0%	95.5%	95.5%	94.7%	94.7%	0.8%
712 Fifth Avenue	50.0%	91.0%	91.0%	95.1%	95.1%	(4.1%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		96.7%	96.7%	93.8%	93.8%	2.9%

PGRE’s share		96.1%	96.1%	92.4%	92.4%	3.7%

Washington, D.C.:
425 Eye Street (2)	100.0%	—%	—%	98.7%	—%	—%
2099 Pennsylvania Avenue (3)	100.0%	—%	—%	88.9%	—%	—%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—%
Liberty Place	100.0%	95.8%	95.8%	94.9%	94.9%	0.9%

Weighted average		98.0%	98.0%	96.1%	97.5%	0.5%

PGRE’s share		98.0%	98.0%	96.1%	97.5%	0.5%

San Francisco:
One Market Plaza	49.0%	97.6%	97.6%	97.7%	97.7%	(0.1%)
One Front Street	100.0%	96.3%	96.3%	99.3%	99.3%	(3.0%)
50 Beale Street	31.1%	99.7%	99.7%	82.6%	82.6%	17.1%

Weighted average		97.8%	97.8%	94.6%	94.6%	3.2%

PGRE’s share		97.4%	97.4%	96.4%	96.4%	1.0%

Weighted average		97.0%	97.0%	94.2%	94.1%	2.9%

PGRE’s share		96.4%	96.4%	93.5%	93.3%	3.1%

(1)	See page 43 for our definition of this measure.
(2)	Sold on September 27, 2018.
(3)	Sold on August 9, 2018.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE’s Share of
	Property	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
									Amount	Per Square Foot

Top 10 Tenants:
As of September 30, 2018
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020		497,418		497,418		5.6%	$32,505	$65.35	5.2%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.6%	28,726	89.51	4.6%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.5%	26,794	85.69	4.3%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.7%	26,538	80.66	4.3%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(2)	320,325	(2)	320,325	(2)	3.6%	25,537	79.72	4.1%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		260,829		3.0%	19,543	74.93	3.1%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029		293,888		293,888		3.3%	17,423	59.28	2.8%
First Republic Bank	One Front Street	Jun-2025		232,479		232,479		2.6%	15,527	66.79	2.5%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		238,880		238,880		2.7%	14,852	62.17	2.4%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.3%	14,680	72.18	2.4%

	PGRE’s Share of
	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent (1)	% of Annualized Rent
Industry Diversification:
As of September 30, 2018
Financial Services - Commercial and Investment Banking	1,882,646	22.9%	$137,971	22.2%
Legal Services	1,793,487	21.9%	137,019	22.1%
Technology and Media	1,614,461	19.7%	111,159	17.9%
Financial Services, all others	967,964	11.8%	84,683	13.6%
Insurance	554,680	6.8%	44,618	7.2%
Retail	190,059	2.3%	19,060	3.1%
Consumer Products	192,620	2.3%	14,882	2.4%
Travel and Leisure	203,575	2.5%	13,796	2.2%
Real Estate	175,052	2.1%	12,911	2.1%
Other	632,114	7.7%	44,393	7.2%

(1)	See page 43 for our definition of this measure.
(2)	116,462 of the square feet leased expires on March 31, 2032.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Three Months Ended September 30, 2018

Total square feet leased	203,143	58,721	21,452	122,970

PGRE’s share of total square feet leased:	127,194	50,549	21,452	55,193
Initial rent (2)	$88.57	$86.74	$79.74	$92.79
Weighted average lease term (in years)	6.7	4.4	12.6	7.0
Tenant improvements and leasing commissions:
Per square foot	$69.98	$29.18	$153.65	$82.65
Per square foot per annum	$10.52	$6.69	$12.15	$11.83
Percentage of initial rent	11.9%	7.7%	15.2%	12.7%
Rent concessions:
Average free rent period (in months)	4.3	3.0	11.9	3.3
Average free rent period per annum (in months)	0.6	0.7	0.9	0.5

Second generation space: (2)
Square feet	101,850	50,045	5,409	46,396
GAAP basis:
Straight-line rent	$89.61	$81.99	$—	$97.82
Prior straight-line rent	$75.01	$74.67	$—	$75.38
Percentage increase	19.5%	9.8%	—	29.8%
Cash basis
Initial rent (2)	$90.91	$86.74	$—	$95.41
Prior escalated rent	$79.49	$84.22	$—	$74.39
Percentage increase	14.4%	3.0%	—	28.3%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Nine Months Ended September 30, 2018

Total square feet leased	800,832	463,916	26,381	310,535

PGRE’s share of total square feet leased:	622,887	447,614	26,381	148,892
Initial rent (2)	$82.44	$81.83	$76.15	$85.14
Weighted average lease term (in years)	10.4	11.7	11.1	6.4
Tenant improvements and leasing commissions:
Per square foot	$101.35	$110.58	$129.56	$69.84
Per square foot per annum	$9.75	$9.45	$11.69	$10.90
Percentage of initial rent	11.8%	11.5%	15.3%	12.8%
Rent concessions:
Average free rent period (in months)	8.6	10.6	10.1	2.5
Average free rent period per annum (in months)	0.8	0.9	0.9	0.4

Second generation space: (2)
Square feet	350,711	231,730	7,076	111,905
GAAP basis:
Straight-line rent	$84.16	$81.85	$—	$88.89
Prior straight-line rent	$73.84	$76.00	$—	$69.41
Percentage increase	14.0%	7.7%	—	28.1%
Cash basis:
Initial rent (2)	$86.05	$85.27	$—	$87.63
Prior escalated rent	$73.48	$77.41	$—	$65.41
Percentage increase	17.1%	10.2%	—	34.0%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 43 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	9,081	6,984	$502	$50.83	0.1%

4Q 2018	36,983	27,134	1,883	69.41	0.3%
1Q 2019	198,107	167,467	13,076	77.92	2.0%
2Q 2019	66,205	60,907	3,647	60.57	0.6%
3Q 2019	161,855	158,206	13,432	84.16	2.1%
4Q 2019	77,553	55,830	4,699	84.32	0.7%

Total 2019	503,720	442,410	34,854	78.61	5.4%
2020	707,382	428,288	31,262	72.65	4.9%
2021	1,322,328	1,104,648	76,229	71.18	11.9%
2022	2,350,278	547,887	39,789	79.20	6.2%
2023	764,124	700,490	56,139	82.64	8.7%
2024	712,347	657,300	51,544	78.60	8.0%
2025	1,034,174	693,700	52,430	75.52	8.2%
2026	792,435	684,328	52,088	72.72	8.1%
2027	169,260	131,905	10,670	80.91	1.7%
Thereafter	3,104,226	3,049,058	234,531	76.62	36.5%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	1,322	1,322	$254	$95.38	0.1%

4Q 2018	36,983	27,134	1,883	69.41	0.4%
1Q 2019	96,634	91,732	8,208	89.19	1.6%
2Q 2019	13,826	11,213	680	64.97	0.1%
3Q 2019	156,877	154,261	13,094	84.13	2.6%
4Q 2019	32,600	28,827	2,903	101.25	0.6%

Total 2019	299,937	286,033	24,885	86.84	4.9%
2020	297,376	253,350	19,535	78.31	3.9%
2021	958,624	910,899	63,437	72.86	12.7%
2022	1,786,888	231,932	13,526	68.81	2.7%
2023	550,709	521,756	40,285	80.83	8.1%
2024	592,606	573,498	45,110	78.85	9.1%
2025	138,735	102,676	9,189	89.19	1.8%
2026	591,703	571,318	43,247	71.64	8.7%
2027	85,378	85,378	7,197	84.29	1.4%
Thereafter	2,991,678	2,976,663	229,525	76.79	46.2%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.

(unaudited and in thousands, except square feet and per square foot amounts)

		PGRE’s Share of
	Total Square Feet of Expiring Leases		Annualized Rent (1)		% of Annualized Rent
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Amount	Per Square Foot (3)
Month to Month	—	—	$—	$—	—%

4Q 2018	—	—	—	—	—%
1Q 2019	29,066	29,066	2,251	77.43	7.4%
2Q 2019	—	—	—	—	—%
3Q 2019	3,478	3,478	304	87.30	1.0%
4Q 2019	2,461	2,461	207	84.19	0.7%

Total 2019	35,005	35,005	2,762	78.89	9.1%
2020	25,245	25,245	2,094	82.95	6.9%
2021	9,877	9,877	1,253	83.33	4.1%
2022	24,607	24,607	1,928	78.36	6.4%
2023	136,229	136,229	12,021	86.89	39.6%
2024	20,451	20,451	1,847	90.33	6.1%
2025	49,390	49,390	4,477	90.64	14.7%
2026	28,246	28,246	2,130	75.40	7.0%
2027	10,632	10,632	935	87.91	3.1%
Thereafter	10,843	10,843	906	83.59	3.0%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE’s Share of
Year of Lease Expiration (2)	Square Feet	Square Feet	Annualized Rent (1)		% of
	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	7,759	5,662	$248	$39.78	0.2%

4Q 2018	—	—	—	—	—%
1Q 2019	72,407	46,669	2,617	56.07	2.3%
2Q 2019	52,379	49,694	2,967	59.70	2.6%
3Q 2019	1,500	467	34	72.00	0.0%
4Q 2019	42,492	24,542	1,589	64.76	1.4%

Total 2019	168,778	121,372	7,207	59.37	6.3%
2020	384,761	149,693	9,633	61.37	8.5%
2021	353,827	183,872	11,539	62.82	10.2%
2022	538,783	291,348	24,335	83.61	21.5%
2023	77,186	42,505	3,833	89.59	3.4%
2024	99,290	63,351	4,587	72.55	4.0%
2025	846,049	541,634	38,764	71.59	34.2%
2026	172,486	84,764	6,711	79.13	5.9%
2027	73,250	35,895	2,538	70.79	2.2%
Thereafter	101,705	61,552	4,100	67.15	3.6%

(1)	See page 43 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended September 30, 2018
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$2,858	$2,455	$36	$354	$13
Second generation tenant improvements	22,176	18,887	—	3,289	—
Second generation leasing commissions	5,817	2,196	926	2,695	—
First generation leasing costs and capital expenditures	2,701	1,745	687	269	—

Total Capital Expenditures	$33,552	$25,283	$1,649	$6,607	$13

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$3,738	$3,738	$—	$—	$—
One Market Plaza	1,365	—	—	1,365	—
Other	882	532	—	350	—

Total Redevelopment Expenditures	$5,985	$4,270	$—	$1,715	$—

	Three Months Ended September 30, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$2,861	$1,876	$661	$196	$128
Second generation tenant improvements	18,763	15,818	2	2,943	—
Second generation leasing commissions	3,935	2,260	—	1,675	—
First generation leasing costs and capital expenditures	7,760	6,573	1,166	21	—

Total Capital Expenditures	$33,319	$26,527	$1,829	$4,835	$128

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$951	$951	$—	$—	$—
One Market Plaza	899	—	—	899	—
Other	863	710	—	153	—

Total Redevelopment Expenditures	$2,713	$1,661	$—	$1,052	$—

(1)	See page 43 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Nine Months Ended September 30, 2018
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$9,056	$7,096	$650	$988	$322
Second generation tenant improvements	48,018	42,325	123	5,570	—
Second generation leasing commissions	15,350	9,616	1,068	4,666	—
First generation leasing costs and capital expenditures	8,071	1,856	2,746	3,469	—

Total Capital Expenditures	$80,495	$60,893	$4,587	$14,693	$322

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$15,918	$15,918	$—	$—	$—
One Market Plaza	3,377	—	—	3,377	—
Other	1,502	1,152	—	350	—

Total Redevelopment Expenditures	$20,797	$17,070	$—	$3,727	$—

	Nine Months Ended September 30, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$10,415	$6,912	$1,250	$1,901	$352
Second generation tenant improvements	26,871	20,759	4	6,108	—
Second generation leasing commissions	13,102	6,047	—	7,055	—
First generation leasing costs and capital expenditures	19,492	12,032	3,865	3,595	—

Total Capital Expenditures	$69,880	$45,750	$5,119	$18,659	$352

Redevelopment Expenditures (1)
One Market Plaza	$4,105	$—	$—	$4,105	$—
Residential Development Fund	2,896	—	—	—	2,896
31 West 52nd Street (Lobby Renovation)	1,130	1,130	—	—	—
Other	2,335	2,152	—	183	—

Total Redevelopment Expenditures	$10,466	$3,282	$—	$4,288	$2,896

(1)	See page 43 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, net, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income, lease termination income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, bad debt expense and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.